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                                                                  Exhibit 10.81


                      AMENDMENT NO. ONE TO LOAN AGREEMENT


                 This Amendment No. One (the "Amendment") dated as of April 5, 1995, is between Bank of America National Trust and Savings Association (the "Bank"), CKE Restaurants, Inc. ("CKR"), Carl Karcher Enterprises, Inc. ("CKE") and Boston Pacific, Inc. ("BPI"). CKR, CKE and BPI are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                                    RECITALS

                 A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of October 31, 1994 (the "Agreement").

                 B. An Event of Default ("Pre-Existing Event of Default") has occurred in a certain covenant contained in the Agreement as is specified in that letter from the Bank to the borrowers dated March 1, 1995.

                 C. The Borrowers' 1995 fiscal year-end forecasted operating results provided to the Bank by Borrowers indicated the likelihood of additional covenant violations occurring as of fiscal year-end 1995, also as mentioned in the above-referenced letter.

                 D. Pursuant to the above-referenced letter, the Bank and the Borrowers agreed to amend the Agreement on the terms and conditions herein contained.

                                   AGREEMENT

                 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

                 2. Amendments. The Agreement is hereby amended as follows:

                          2.1     Paragraph 1.1(a) of the Agreement is hereby
amended in full to read as follows:

                                  "(a)     During the availability period
                 described below, the Bank will provide a line of credit to the Borrowers. The amount of the line of credit (the 'Commitment') is Fifty One Million Dollars ($51,000,000)."

                          2.2     Paragraph 1.1(b) of the Agreement is amended
in full to read as follows:

                                  "(b)     This is a revolving line of credit
                 with a within line facility for letters of credit. During the availability period, the Borrowers may repay principal amounts and reborrow them; provided, however, that direct advances outstanding under this line of credit may not exceed Thirty Five Million Dollars ($35,000,000) at any time and when added to the amount of letters of credit outstanding at any one time (including the letter of credit





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                 issued by the Bank pursuant to the Reimbursement Agreement defined in Paragraph 4.3 herein and including amounts drawn on letters of credit and not yet reimbursed) may not exceed Fifty One Million Dollars ($51,000,000) in the aggregate."

                          2.3     Paragraph 1.2 is hereby amended in full to
read as follows:

                                  "1.2     Availability Period.  The line of
                 credit is available between the date of this Agreement and January 29, 1996 (the 'Expiration Date'), unless any Borrower is in default."

                          2.4     Paragraph 1.7(iii) of the Agreement is hereby
amended in full to read as follows:

                                  "(iii)   the amount of the letters of credit
                 outstanding at any one time (including that letter of credit issued by the Bank pursuant to the Reimbursement Agreement and including amounts drawn on letters of credit and not yet reimbursed) may not exceed Seventeen Million Dollars ($17,000,000)."

                 3. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. The Bank has not waived the Pre-Existing Event of Default or any breach of the Agreement based upon future financial results, including those resulting from the projections the Borrowers have provided the Bank, as discussed in the above letter, and nothing contained in this Amendment shall be deemed to constitute a waiver of any right available to the Bank as a result of the Pre-Existing Event of default or those resulting from the projections or future financial results. The Bank may still exercise its rights or any other or future rights against the Borrowers because of the Pre-Existing Event of Default or any other breach of the Agreement, including those base upon the above mentioned projections.

                 This Amendment is executed as of the date stated at the beginning of this Amendment.

                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS ASSOCIATION



                                       By: /s/  Deborah Miller
                                       ----------------------------------------
                                                Deborah Miller
                                       Title:   Vice President


(Signatures continue)





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                                       CKE RESTAURANTS, INC.

                                       By: /s/  William P. Foley
                                          -------------------------------------
                                       Title:   Chief Executive Officer
                                             ----------------------------------
                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       CARL KARCHER ENTERPRISES, INC.

                                       By: /s/  William P. Foley
                                          -------------------------------------
                                       Title:   Chief Executive Officer
                                             ----------------------------------
                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       BOSTON PACIFIC, INC.

                                       By: /s/  Ron Lane
                                          -------------------------------------
                                       Title:   CEO
                                             ----------------------------------
                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------





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